DISPOSAL OF SUBSIDIARIES	12 Months Ended
Dec. 31, 2022
DISPOSAL OF SUBSIDIARIES
DISPOSAL OF SUBSIDIARIES

24. DISPOSAL OF SUBSIDIARIES

On September 26, 2019, the Group entered into an agreement with Kapler Pte. Ltd. to sell three subsidiaries namely, The9 Computer, C9I Shanghai and Shanghai Kaie for total consideration of RMB493.0 million (US$71.5 million). These subsidiaries hold the land use rights and office buildings located at Zhangjiang, Shanghai. The transaction was completed on February 21, 2020 and the Group has recorded a gain of RMB391.8 million (US$56.8 million).

On September 9, 2020, the provisional liquidator of Asian Development made a winding-up order and the High Court of Hong Kong gazetted this order on September 18, 2020. The Official Receiver’s Office has appointed a liquidator to perform the work and duties to the winding-up of Asian Development, including the prosecution of insolvency offences and disqualification of directors. Followed by the winding-up order issued by the court, the Group has lost control of Asian Development and deconsolidated Asian Development as of the date of the court order. The obligation for the payment of pledged loan remained with Asian Development as it is a limited liability company and the Group has recognized an amount of RMB83.7 million (US$12.1 million) to the gain on disposal of Asian Development.

In April 2010, the Group acquired a controlling interest in Red 5 Studios, Inc. (“Red 5”), an online game development studio based in the U.S. Thereafter till 2016, the Group and Red 5 entered into several equity transactions with several third party investors and the Group’s equity holding to approximately 35%. Nevertheless, the Group retained the control of the Board of Red 5 at that time. The performance of Red 5 was under expectation afterwards and has become an inactive company. In June 2021, the two directors of Red 5 appointed by the Group resigned from Red 5 and the Group issued a letter of renunciation to Red 5 confirming the Group had renounced its right of business control of Red5 and confirmed the Group will not assign any new director to Red 5 in the future. Accordingly, the Group lost control of Red 5 and no longer consolidated of Red 5 as of June 30, 2021. The Group recognized a net gain on deconsolidation of subsidiaries amounted to RMB 9.5 million (US$1.4 million) for the year ended December 31, 2021.

In December 7, 2021, NBTC entered into a share purchase agreement with a third party 51miner Limited (“51miner”) to sell all its equity interest in Niulian Technology (Shaoxing) Co. Ltd. (“Niulian”) to 51miner. Before the disposal, Niulian held certain BTC, FIL and XCH mining machines and mined these cryptocurrencies in China. Since the regulatory risk of mining in China had been increasing, The9 decided to transfer those machines which can mine overseas to NBTC based on net book value. Such transfer was completed before the disposal. Therefore as of the disposal date, Niulian’s assets only included approximately US$0.04M cash, US$4.3M receivable from NBTC and US$2M FIL and XCH mining machines and mining related prepayments. Group has recorded a net gain of RMB 5.6 million (US$0.8 million) of and for the year ended December 31, 2021.

The9 Interactive Inc. is a wholly-owned subsidiary of The9 Limited.Since all the business activities have been terminated from 2019, the9 Interactive Inc. is converting into dormant status. The9 decided to disposal the company by December 31,2022. Group has recorded a net loss of RMB 3.7 million (US$0.5 million) of and for the year ended December 31, 2022.